                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 5, 2002

                          FRIEDE GOLDMAN HALTER, INC.
                           (AS DEBTOR IN POSSESSION)
            (Exact name of registrant as specified in its charter)


           Mississippi                     0-22595                        72-1362492
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer Identification
 incorporation or organization)                                              No.)


                         13085 Industrial Seaway Road
                          Gulfport, Mississippi 39503
                             (Address of principal
                               executive offices
                                 and zip code)

                                (228) 896-0029
                        (Registrant's telephone number,
                             including area code)

Item 5.  Other Events

     On March 22, 2002, the Company issued a press release (the "Press Release") announcing that it has submitted its plan for reorganization to the United States Bankruptcy Court. The plan calls for the reorganization of Friede Goldman Offshore and Halter Marine and anticipates that the previously announced sale of AmClyde and Friede & Goldman, Ltd. (a naval-architecture and marine-engineering firm specializing in offshore rig design) will be finalized. For additional information, reference is made to the Press Release dated March 22, 2002, a copy of which is attached as an exhibit hereto.


Item 7.  Financial Statements and Exhibits

         (c)

         Exhibit 99.1   Press Release of Registrant dated March 22, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Friede Goldman Halter, Inc.


Date: April 5, 2002

                                        By: /s/ Jack R. Stone, Jr.
                                            ------------------------------------
                                            Jack R. Stone, Jr.
                                            President and Chief Executive
                                            Officer

                                 EXHIBIT INDEX


      Exhibit No.                Description
      ---------------          ----------------

      *99.1                    Press Release of Registrant dated March 22, 2002

_______________________
* Filed herewith.